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EXHIBIT 99.1

                                               CONTACT:  MICHAEL P. MCINERNEY
                                               CORPORATE DEVELOPMENT
                                               X-CHANGE CORPORATION
                                               (972) 747-0051

                                               RICK EISENBERG
                                               EISENBERG COMMUNICATIONS
                                               (212) 496-6828


                         X-CHANGE CORPORATION TO FILE 8K

DALLAS, SEPTEMBER 19, 2006-- X-CHANGE CORPORATION (OTCBB: XCHC) announced today that it is filing an 8K on AirGate Technologies' recently signed agreement with Hexion Specialty Chemicals, Inc. AirGATE technologies is a wholly owned subsidiary of the X-Change Corporation. The 8K will be filed this week, and will be available at www.sec.gov.

The Phase 3 agreement will begin immediately. In Phase 2 of the project, AirGATE developed and tested proprietary technology that will be used in oil & gas well development. AirGATE is developing cutting edge technology to solve a critical problem in the oil and gas industry. AirGATE's efforts have focused on the design of a new technology that is not currently available.

Further testing will lead to commercialization of the technology, and AirGATE will receive a 7.5% royalty on gross revenues from use of the technology.

ABOUT HEXION SPECIALTY CHEMICALS, INC.
Based in Columbus, Ohio, Hexion Specialty Chemicals combines the former Borden Chemical, Bakelite, Resolution Performance Products and Resolution Specialty Materials companies into the global leader in thermoset resins. With 86 manufacturing and distribution facilities in 18 countries, Hexion serves the global wood and industrial markets through a broad range of thermoset technologies, specialty products and technical support for customers in a diverse range of applications and industries. Hexion Specialty Chemicals is owned by an affiliate of Apollo Management, L.P. Additional information is available at www.hexionchem.com.

ABOUT X-CHANGE CORPORATION
X-Change Corporation, through its wholly owned subsidiary, AirGATE Technologies, Inc. is a leader in unique, vertical market applications utilizing RFID and wireless, intelligent, sensor technology. AirGATE Technologies, a full-solution company, handles business assessment, technology selection, including proprietary AirGATE technology, integration and support. The Company has, in an environment of technology cost compression, built a stable of technology partners that are best in class and span a wide range of solutions to support small, medium and large enterprises. Please visit www.AirGATEtech.com or www.x-changecorp.com for further information.


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FORWARD-LOOKING STATEMENTS
Except for historical information contained herein, the statements made in this release constitute forward-looking statements (including within the meaning of Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities Exchange Act of 1934). Such forward-looking statements are based on current expectations that are subject to significant risks and uncertainties that are difficult to predict, including statements regarding the intent, belief or current expectations of the X-Change Corporation, AirGATE Technologies and their respective managements regarding strategic directions, prospects and future results. These forward-looking statements include, among other things, statements regarding future events and the future financial performance of the X-Change Corporation that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to the documents filed by the X-Change Corporation, which are on file with the U.S. Securities and Exchange Commission and may be accessed at http://www.sec.gov or the X-Change Corporation's investor relations web page at http://www.x-changecorp.com/index.html, and specifically the most recent reports on Form 10-K and 10-Q, each as it may be amended from time to time, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements. The X-Change Corporation disclaims any obligation to update or correct any forward-looking statements made herein due to the occurrence of events after the issuance of this press release.